As filed with the Securities and Exchange Commission on September 16, 2016
Registration No. 333-193834

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
Post-Effective Amendment No. 1
to
FORM S-3
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
__________________________________________________
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	98-0420726 (I.R.S. Employer Identification Number)
__________________________________________________
CELANESE US HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-1206848 (I.R.S. Employer Identification Number)
__________________________________________________
and the additional co-registrants listed on Schedule A hereto.
222 W. Las Colinas Blvd., Suite 900N
Irving, Texas 75039-5421
(972) 443-4000
(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)
__________________________________________________
James R. Peacock III
Vice President, Deputy General Counsel and Corporate Secretary
Celanese Corporation
222 W. Las Colinas Blvd., Suite 900N
Irving, Texas 75039-5421
(972) 443-4000
(Name, address, including zip code, and telephone number, including area code, of agent for service)
__________________________________________________
With a copy to:
Andrew L. Fabens, Esq.
Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY 10166-0193
(212) 351-4000
Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐
If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☑
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☑
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☑

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE
Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit	Proposed maximum aggregate offering price	Amount of registration fee
Series A Common Stock (par value $0.0001 per share) and Preferred Stock (par value $0.01 per share) of Celanese Corporation	(1)	(1)	(1)	(1)
Debt Securities of Celanese US Holdings LLC and Guarantees of Debt Securities (2)

(1)
An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. There is also being registered hereby such indeterminate number of shares of Series A common stock and preferred stock as may be issued pursuant to anti-dilution provisions of registered securities, or upon conversion or exchange of debt securities of Celanese US Holdings or preferred stock, in accordance with the terms of such registered securities, debt securities or preferred stock, as the case may be. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (Securities Act), the securities registered hereunder include such indeterminate number of securities as may be issuable with respect to the securities being registered hereunder as a result of stock splits, stock dividends or similar transactions. The Registrants are deferring payment of the registration fee pursuant to Rule 456(b) and are omitting this information in reliance on Rule 456(b) and Rule 457(r) under the Securities Act.

(2)
The debt securities will be guaranteed by Celanese Corporation, which is the parent of Celanese US Holdings LLC, and may be guaranteed by the direct and indirect wholly-owned subsidiaries of Celanese US Holdings LLC listed on the following page. Pursuant to Rule 457(n) under the Securities Act, no separate fee for the guarantees is payable.

Schedule A — Subsidiary Guarantors
The following direct and indirect wholly-owned subsidiaries of Celanese US Holdings LLC may guarantee the debt securities issued hereunder and are co-registrants with Celanese Corporation and Celanese US Holdings LLC under this registration statement.

Name	Jurisdiction of Formation	I.R.S. Employer Identification No.
Celanese Americas LLC	Delaware	22-1862783
Celanese Acetate LLC	Delaware	56-2051387
Celanese Chemicals, Inc.	Delaware	13-2916623
CNA Holdings LLC	Delaware	13-5568434
Celanese International Corporation	Delaware	75-2622529
Celtran, Inc.	Delaware	56-0818166
KEP Americas Engineering Plastics, LLC	Delaware	22-3537574
Ticona Fortron Inc.	Delaware	22-3140276
Ticona Polymers, Inc.	Delaware	13-3313358
Ticona LLC	Delaware	22-3546190
Celanese Global Relocation LLC	Delaware	41-2243055
Celanese Ltd.	Texas	75-2622526
Celanese Sales U.S. Ltd.	Texas	47-4261191

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-193834) of Celanese Corporation (the “Company”) and its subsidiary guarantor registrants (the “Registration Statement”) is being amended to (i) add Celanese Sales U.S. Ltd., a wholly-owned subsidiary of the Company, as a co-registrant that is, or may potentially be, guarantor of some or all of the debt securities with respect to which offers and sales are registered under the Registration Statement and (ii) remove CNA Funding LLC as a subsidiary guarantor from the Registration Statement because it has merged into another guarantor. With the exception of the foregoing, no changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14. Other Expenses of Issuance and Distribution
The following table sets forth the costs and expenses expected to be incurred in connection with the issuance and distribution of the securities being registered hereby, other than underwriting discounts and commissions.

Amount
SEC registration fee	$(1)
Legal fees and expenses	(2)
Printing fees and expenses	(2)
Trustee fees and expenses	(2)
Blue Sky fees and expenses	(2)
Accounting fees and expenses	(2)
Rating agency fees	(2)
Miscellaneous expenses	(2)
Total	$(2)
______________________________

(1)
To be deferred pursuant to Rule 456(b) and calculated in connection with the offering of securities under this registration statement pursuant to Rule 457(r) of the Securities Act. Accordingly, the registration fee will be paid at the time of the particular offering of securities, and is therefore not currently determinable.

(2)
Because an indeterminate amount of securities is covered by this registration statement, the expenses in connection with the issuance and distribution of the securities are not currently determinable. An estimate of the aggregate amount of these expenses will be reflected in the applicable prospectus supplement.

Item 15. Indemnification of Directors and Officers
Celanese Corporation
Celanese Corporation (“Celanese”) is a Delaware corporation. Section 145(a) of the Delaware General Corporation Law (“DGCL”) provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
Section 145(b) of the DGCL provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Further subsections of DGCL Section 145 provide that:

(1)
to the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 or in the defense of any claim, issue or matter therein, such person shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection therewith;

(2)
any indemnification under subsections (a) and (b) of Section 145 of the DGCL (unless ordered by a court) will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of Section 145. Such determination will be made, with respect to a person who is a director of officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate. The indemnification and advancement of expenses provided for pursuant to Section 145 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise; and

(3)
the corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under Section 145.

Section 145 of the DGCL makes provision for the indemnification of officers and directors in terms sufficiently broad to indemnify officers and directors of Celanese under certain circumstances from liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended. Celanese’s Certificate of Incorporation and By-laws provide, in effect, that, to the fullest extent and under the circumstances permitted by Section 145 of the DGCL, Celanese will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of Celanese or is or was serving at the request of Celanese as a director or officer of another corporation or enterprise. Celanese may, in its discretion, similarly indemnify its employees and agents.
Celanese has established an Employee Indemnification Policy that provides that Celanese and its subsidiaries will indemnify and hold harmless each director and officer against any taxes, interest, penalties, reasonable expenses (including reasonable counsel fees), judgments, settlement costs, fines, liabilities, damages, fees or other charges assessed against, suffered, or incurred by such indemnified employee in any action, arbitration, audit, hearing, investigation, litigation, suit or claim (whether criminal, civil, or administrative) as a direct or indirect result of such indemnified employee’s service (i) as an administrator, fiduciary, officer, trustee, custodian, agent, employee or other representative of any employee benefit plan sponsored by Celanese or its subsidiaries or (ii) as a director, manager or officer of any of Celanese’s subsidiaries, unless it is finally judicially determined that: (a) the act, omission, or failure to act of the indemnified employee was material to the claim; and (b)(1) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, or (2) the indemnified employee actually received an improper personal benefit in money, property or services. The Employee Indemnification Policy also provides for reimbursement of reasonable expenses (including reasonable legal fees) incurred in the investigation of any such matter.
To the fullest extent permitted by the DGCL, the By-laws of Celanese relieve its directors and officers, and directors and officers of affiliated subsidiaries, from expenses incurred in connection with a compelled action brought by or in the right of Celanese if such director or officer acted in good faith and in a manner such director or officer reasonably believed to not be in or opposed to Celanese’s best interests. However, the By-laws of Celanese provide that a director or officer shall not be indemnified for any claim, issue or matter as to which such director or officer is adjudged liable to Celanese unless, and only to the extent that, the Delaware Court of Chancery or the court in which such judgment is rendered determines that, despite the adjudication of liability but in view of all the circumstances of the case, such director or officer is fairly and reasonably entitled to indemnity for such expenses and costs as such court deems proper.
In addition, Section 102(b)(7) of the DGCL provides that a corporation is restricted from relieving its directors from personal liability to such corporation or its stockholders for monetary damages for any breach of their fiduciary duty as directors (i) for a breach of the duty of loyalty, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for willful or negligent violations of certain provisions of the DGCL imposing certain requirements with respect to stock repurchases, redemptions and dividends, or (iv) for any transactions from which the director derived an improper personal benefit.
Celanese currently maintains an insurance policy which, within the limits and subject to the terms and conditions thereof, covers certain expenses and liabilities that may be incurred by directors and officers in connection with proceedings that may be brought against them as a result of an act or omission committed or suffered while acting as a director or officer of Celanese.
Celanese US Holdings LLC
Celanese US Holdings LLC is a Delaware limited liability company managed and operated by its sole member. Section 18-108 of the Delaware Limited Liability Company Act (“DLLCA”) provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a Delaware limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.
The limited liability company agreement of Celanese US Holdings LLC provides that its member and any officer of Celanese US Holdings LLC shall be entitled to indemnification for any loss, damage or claim incurred by the member or officer by reason of any act or omission performed or omitted by the member or officer in good faith on behalf of Celanese US Holdings LLC and in a manner reasonably believed to be within the scope of the authority conferred on the member or officer by the limited liability company agreement, except that the member or officer is not entitled to indemnification for any loss, damage or claim incurred by the member by reason of the member or officer’s gross negligence or willful misconduct.
Co-Registrants
Certain officers and other employees of Celanese serve at the request of Celanese as a director, officer, manager, employee or agent of the co-registrants, and thus may be entitled to indemnification under the provisions set forth above. In addition to potential indemnification by Celanese, the directors, officers, managers, employees and agents of the co-registrants are also entitled to indemnification and exculpation for certain monetary damages to the extent provided in the applicable co-registrant’s organizational documents or under the laws under which the co-registrants are organized as described below. In addition, directors and officers of the co-registrants are entitled to indemnification pursuant to the Employee Indemnification Policy described above.
Delaware Corporations
The co-registrants that are Delaware corporations are subject to the provisions of the DGCL described above with respect to Celanese. The certificates of incorporation and by-laws of these co-registrants provide, in effect, that, to the fullest extent and under the circumstances permitted by the DGCL, each co-registrant that is a Delaware corporation will indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of such co-registrant, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director, officer or employee of such co-registrant, or is or was serving at the request of such co-registrant as a director, officer, employee or agent of another corporation or enterprise.
Delaware Limited Liability Companies
Celanese Americas LLC, CNA Holdings LLC and Ticona LLC are each managed and operated by the limited liability company’s sole member. Celanese Acetate LLC, KEP Americas Engineering Plastics, LLC and Celanese Global Relocation LLC are each managed and operated by a board of managers appointed by the limited liability company’s sole member. These co-registrants are subject to Section 18-108 of the DLLCA, which is described above with respect to Celanese US Holdings LLC.
The limited liability company agreements of Celanese Americas LLC, CNA Holdings LLC and Ticona LLC provide that each of these co-registrants shall, to the fullest extent permitted by applicable law, indemnify and hold harmless any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a manager or officer of these co-registrants or is or was serving at the request of these co-registrants as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The aforementioned co-registrants may also indemnify, to the fullest extent permitted by applicable law, any person made or threatened to be made party to any proceeding by reason of the fact that such person is or was an employee or agent of the co-registrants, or is or was serving at their request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise.
The limited liability company agreements of Celanese Acetate LLC and KEP Americas Engineering Plastics, LLC provide that each of these co-registrants shall, to the fullest extent permitted by applicable law, indemnify and hold harmless any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person for whom he is the legal representative, is or was a manager, officer or employee of these co-registrants or, while a manager, officer or employee of the aforementioned co-registrants, is or was serving at the written request of these co-registrants as a director, officer, manager, employee or agent of another limited liability company or of a corporation, partnership, joint venture, trust, non-profit entity, or any other enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses actually and reasonably incurred by such indemnified person. Notwithstanding the preceding sentence, the aforementioned co-registrants are not required to provide indemnification to a person in connection with a proceeding (or part thereof) commenced by such person if such proceeding (or part thereof) was not authorized by the sole member of such co-registrant.
The limited liability company agreement of Celanese Global Relocation LLC provides that it will indemnify and hold harmless, to the fullest extent permitted by law, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person for whom he is the legal representative, is or was a manager, officer or employee of Celanese Global Relocation LLC or, while a manager, officer or employee of Celanese Global Relocation LLC serving at the written request of Celanese Global Relocation LLC as a director, officer, manager, employee or agent of another limited liability company or of a corporation, partnership, joint venture, trust, enterprise or nonprofit entity including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by the indemnified person. Celanese Global Relocation LLC will indemnify the aforementioned persons in connection with a proceeding commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized by its sole member.
Texas Limited Partnerships
Celanese Ltd. and Celanese Sales U.S. Ltd. are Texas limited partnerships that are managed and operated by the employees, officers and directors of their general partner, Celanese International Corporation. Chapter 8 of the Texas Business Organizations Code (“TBOC”) requires a limited partnership to indemnify a general partner or former general partner who incurs expenses in connection with a legal proceeding relating to such current or former general partner’s position with the partnership. Indemnification is mandatory only if (i) the current or former general partner is wholly successful in the underlying legal proceeding, and (ii) such indemnification is not otherwise prohibited by a written partnership agreement.
Additionally, Chapter 8 permits a limited partnership to indemnify a general partner or former general partner who acted in good faith and reasonably believed that (i) the conduct was in the partnership’s best interests (if performed in the general partner’s official capacity), or (ii) the conduct was not opposed to the partnership’s best interests (if performed outside of the general partner’s official capacity). In the case of a criminal proceeding, indemnification is permitted only if the general partner did not have a reasonable cause to believe its conduct was unlawful. Chapter 8 permits indemnification of a general partner without the necessity of indemnification provisions in the partnership agreement. In the absence of such provisions, however, the partnership must make the determination to indemnify a general partner according to the guidelines provided in Section 8.103 of the TBOC.
In all instances, Chapter 8 prohibits a limited partnership from indemnifying a general partner or former general partner in relation to a proceeding in which the general partner is found to be liable for (i) willful or intentional misconduct, (ii) breach of the duty of loyalty or (iii) an act or omission not in good faith constituting a breach of the general partner’s duty to the partnership.
Chapter 8 provides that limited partners, employees and others who are not also general partners may be indemnified by provisions in the partnership agreement, by contract, by common law or through other action by the partnership’s governing authority.

The Amended and Restated Agreement of Limited Partnership of Celanese Ltd. instructs that the partnership shall indemnify its general partner and all persons acting on behalf of the general partner to the fullest extent permitted by the TBOC.
The Agreement of Limited Partnership of Celanese Sales U.S. Ltd. instructs that the partnership shall indemnify its general partner and all persons acting on behalf of the general partner to the fullest extent permitted by the TBOC.

Item 16. Exhibits

Exhibit Number	Description

1.1*	Form of Underwriting Agreement.

3.1	Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Annual Report on Form 10-K filed with the SEC on February 11, 2011).

3.1(a)
Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed with the SEC on April 22, 2016).

3.2	Fourth Amended and Restated By-laws (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed with the SEC on February 9, 2016).

4.1	Form of certificate of Series A common stock (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1 (File No. 333-120187) filed with the SEC on January 13, 2005).

4.2*	Form of certificate of offered preferred stock.

4.3*	Form of certificate of designations for offered preferred stock.

4.4
Indenture, dated as of May 6, 2011, among Celanese US Holdings LLC, Celanese Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed with the SEC on May 6, 2011).

4.5
Fourth Supplemental Indenture, dated December 1, 2014, among Celanese US Holdings LLC, Celanese U.S. Sales LLC and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.6 to the Annual Report on Form 10-K filed with the SEC on February 6, 2015).

4.6
Fifth Supplemental Indenture, dated July 8, 2015, among Celanese US Holdings LLC, Celanese Sales U.S. Ltd. and Wells Fargo Bank National Association, as trustee (incorporated by reference to Exhibit 4.7 to the Annual Report on Form 10-K filed with the SEC on February 5, 2016).

4.7
Form of Subordinated Debt Securities Indenture (incorporated by reference to Exhibit 4.7 to the Registration Statement on Form S-3 (Registration No. 333-193834) filed with the SEC on February 7, 2014).

4.8*	Forms of Debt Securities.

5.1	Opinion of Gibson, Dunn & Crutcher LLP as to the securities covered by the Registration Statement on Form S-3 (Registration No. 333-193834) filed with the SEC on February 7, 2014.

5.2‡
Opinion of Gibson, Dunn & Crutcher LLP as to the guarantees covered by this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-193834) filed with the SEC on February 7, 2014.

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to the Annual Report on Form 10-K filed with the SEC on February 5, 2016).

23.1‡	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.2).

23.2‡	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Celanese Corporation.

24.1
Power of Attorney with respect to Celanese Corporation (incorporated by reference to Exhibit 24.1 to the Registration Statement on Form S-3 (Registration No. 333-193834) filed with the SEC on February 7, 2014).

24.2
Powers of Attorney with respect to Celanese US Holdings LLC and the co-registrants (incorporated by reference to the signature pages of the Registration Statement on Form S-3 (Registration No. 333-193834) filed with the SEC on February 7, 2014).

24.3‡	Power of Attorney with respect to Celanese Sales U.S. Ltd.

25.1
Statement of Eligibility of Trustee on Form T-1 for Senior Debt Securities (incorporated by reference to Exhibit 25.1 to the Registration Statement on Form S-3 (Registration No. 333-193834) filed with the SEC on February 7, 2014).

25.2
Statement of Eligibility of Trustee on Form T-1 for Subordinated Debt Securities(incorporated by reference to Exhibit 25.2 to the Registration Statement on Form S-3 (Registration No. 333-193834) filed with the SEC on February 7, 2014).

______________________________
‡ Filed herewith.
* To be filed by an amendment hereto or as an exhibit to a report filed under the Exchange Act and incorporated herein by reference.

Item 17. Undertakings

(a)	The undersigned registrants hereby undertake:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)
To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrants pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be this initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(A)
Each prospectus filed by the registrants pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to that securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)
That, for the purpose of determining liability of the registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be sellers to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;

(iii)
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(b)
The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of Celanese Corporation’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, each appropriate registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, Celanese Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas on September 16 2016.

CELANESE CORPORATION

By:	/s/ Christopher W. Jensen
Christopher W. Jensen
Senior Vice President, Finance and Chief Financial Officer

Pursuant to the requirements of Securities Act of 1933, this registration statement has been signed by the following persons on September 16, 2016 in the capacities indicated below.

Signature	Title

*	Director, Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)
Mark C. Rohr

/s/ Christopher W. Jensen	Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer)
Christopher W. Jensen

/s/ Kevin S. Oliver	Chief Accounting Officer and Controller (Principal Accounting Officer)
Kevin S. Oliver

Director
Jean S. Blackwell

Director
William M. Brown

*	Director
Edward G. Galante

Director
Kathryn M. Hill

*	Director
David F. Hoffmeister

*	Director
Jay V. Ihlenfeld

*	Director
Farah M. Walters

*	Director
John K. Wulff
______________________________

* The undersigned does hereby sign this registration statement on behalf of the above-indicated director and/or officer of Celanese Corporation pursuant to a power of attorney executed by such director or officer. Copies of the powers of attorney were previously filed with the Registration Statement.

By:	/s/ Christopher W. Jensen
Christopher W. Jensen
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the co-registrant named below certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, as of September 16, 2016.

CELANESE US HOLDINGS LLC

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Vice President and Treasurer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President (Principal Executive Officer)	September 16, 2016
Christopher W. Jensen

/s/ Jamie A. Beggs	Vice President and Treasurer of Celanese Corporation, Sole Member and Vice President and Treasurer (Principal Financial and Accounting Officer)	September 16, 2016
Jamie A. Beggs

* The undersigned does hereby sign this registration statement on behalf of the above-indicated officer of Celanese US Holdings LLC pursuant to a power of attorney executed by such officer. Copies of the powers of attorney were previously filed with the Registration Statement.

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the co-registrant named below certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, as of September 16, 2016

CNA HOLDINGS LLC

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Vice President and Treasurer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President (Principal Executive Officer)	September 16, 2016
Christopher W. Jensen

/s/ Jamie A. Beggs	Vice President and Treasurer of Celanese Americas LLC, Sole Member and Vice President and Treasurer (Principal Financial and Accounting Officer)	September 16, 2016
Jamie A. Beggs

* The undersigned does hereby sign this registration statement on behalf of the above-indicated officer of CNA Holdings LLC pursuant to a power of attorney executed by such officer. Copies of the powers of attorney were previously filed with the Registration Statement.

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the co-registrant named below certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, as of September 16, 2016.

CELANESE AMERICAS LLC

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Vice President and Treasurer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President (Principal Executive Officer)	September 16, 2016
Christopher W. Jensen

/s/ Jamie A. Beggs	Vice President and Treasurer of Celanese US Holdings LLC, Sole Member and Vice President and Treasurer (Principal Financial and Accounting Officer)	September 16, 2016
Jamie A. Beggs

* The undersigned does hereby sign this registration statement on behalf of the above-indicated officer of Celanese Americas LLC pursuant to a power of attorney executed by such officer. Copies of the powers of attorney were previously filed with the Registration Statement.

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the co-registrant named below certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, as of September 16, 2016.

CELANESE CHEMICALS, INC.

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Vice President and Treasurer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Patrick D. Quarles	President (Principal Executive Officer)	September 16, 2016
Patrick D. Quarles

/s/ Jamie A. Beggs	Vice President and Treasurer (Principal Financial and Accounting Officer)	September 16, 2016
Jamie A. Beggs

*	Director	September 16, 2016
Christopher W. Jensen

* The undersigned does hereby sign this registration statement on behalf of the above-indicated director of Celanese Chemicals, Inc. pursuant to a power of attorney executed by such director. Copies of the powers of attorney were previously filed with the Registration Statement.

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the co-registrant named below certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, as of September 16, 2016.

CELTRAN, INC.

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Vice President and Treasurer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President (Principal Executive Officer)	September 16, 2016
Sandeep Ladha

/s/ Jamie A. Beggs	Vice President and Treasurer (Principal Financial and Accounting Officer)	September 16, 2016
Jamie A. Beggs

*	Director	September 16, 2016
Christopher W. Jensen

* The undersigned does hereby sign this registration statement on behalf of the above-indicated director and/or officer of Celtran, Inc. pursuant to a power of attorney executed by such director or officer. Copies of the powers of attorney were previously filed with the Registration Statement.

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, each co-registrant named below certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, as of September 16, 2016.

CELANESE INTERNATIONAL CORPORATION

CELANESE LTD.

By:	CELANESE INTERNATIONAL CORPORATION, its general partner

	By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Vice President and Treasurer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Patrick D. Quarles	President (Principal Executive Officer)	September 16, 2016
Patrick D. Quarles

/s/ Jamie A. Beggs	Vice President and Treasurer (Principal Financial and Accounting Officer)	September 16, 2016
Jamie A. Beggs

*	Director	September 16, 2016
Christopher W. Jensen

* The undersigned does hereby sign this registration statement on behalf of the above-indicated director of Celanese International Corporation pursuant to a power of attorney executed by such director. Copies of the powers of attorney were previously filed with the Registration Statement.

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the co-registrant named below certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, as of September 16, 2016.

CELANESE ACETATE LLC

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Vice President and Treasurer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ralph Ford	Manager and Vice President (Principal Executive Officer)	September 16, 2016
Ralph Ford

/s/ Jamie A. Beggs	Vice President and Treasurer (Principal Financial and Accounting Officer)	September 16, 2016
Jamie A. Beggs

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the co-registrant named below certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, as of September 16, 2016.

TICONA LLC

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Vice President and Treasurer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott M. Sutton	President (Principal Executive Officer)	September 16, 2016
Scott M. Sutton

/s/ Jamie A. Beggs	Vice President and Treasurer of CNA Holdings LLC, Sole Member and Vice President and Treasurer (Principal Financial and Accounting Officer)	September 16, 2016
Jamie A. Beggs

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the co-registrant named below certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, as of September 16, 2016.

KEP AMERICAS ENGINEERING PLASTICS, LLC

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Vice President and Treasurer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Christopher W. Jensen	Manager and Senior Vice President, Finance (Principal Executive Officer)	September 16, 2016
Christopher W. Jensen

/s/ Jamie A. Beggs	Vice President and Treasurer (Principal Financial and Accounting Officer)	September 16, 2016
Jamie A. Beggs

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, each co-registrant named below certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, as of September 16, 2016.

TICONA FORTRON INC.

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Vice President and Treasurer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott M. Sutton	President (Principal Executive Officer)	September 16, 2016
Scott M. Sutton

/s/ Jamie A. Beggs	Vice President and Treasurer (Principal Financial and Accounting Officer)	September 16, 2016
Jamie A. Beggs

*	Director	September 16, 2016
Christopher W. Jensen

* The undersigned does hereby sign this registration statement on behalf of the above-indicated director of Ticona Fortron Inc. pursuant to a power of attorney executed by such director. Copies of the powers of attorney were previously filed with the Registration Statement.

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, each co-registrant named below certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, as of September 16, 2016.

TICONA POLYMERS, INC.

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Vice President and Treasurer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott M. Sutton	President (Principal Executive Officer)	September 16, 2016
Scott M. Sutton

/s/ Jamie A. Beggs	Vice President and Treasurer (Principal Financial and Accounting Officer)	September 16, 2016
Jamie A. Beggs

*	Director	September 16, 2016
Christopher W. Jensen

* The undersigned does hereby sign this registration statement on behalf of the above-indicated director of Ticona Polymers, Inc. pursuant to a power of attorney executed by such director. Copies of the powers of attorney were previously filed with the Registration Statement.

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the co-registrant named below certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, as of September 16, 2016.

CELANESE GLOBAL RELOCATION LLC

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Vice President and Treasurer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Manager and President (Principal Executive Officer)	September 16, 2016
Christopher W. Jensen

/s/ Jamie A. Beggs	Vice President and Treasurer (Principal Financial and Accounting Officer)	September 16, 2016
Jamie A. Beggs

* The undersigned does hereby sign this registration statement on behalf of the above-indicated director and/or officer of Celanese Global Relocation LLC pursuant to a power of attorney executed by such director or officer. Copies of the powers of attorney were previously filed with the Registration Statement.

By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, each co-registrant named below certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, as of September 16, 2016.

CELANESE SALES U.S. LTD.

By:	CELANESE INTERNATIONAL CORPORATION, its general partner

	By:	/s/ Jamie A. Beggs
Jamie A. Beggs
Vice President and Treasurer
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below on this registration statement on Form S-3 constitutes and appoints Christopher W. Jensen, Senior Vice President, Finance of Celanese International Corporation, and Jamie A. Beggs, Vice President and Treasurer of Celanese International Corporation, and, in each case, any of their respective successors at Celanese International Corporation (in functional position or otherwise) or designees, and each of them, as his or her true and lawful attorneys-in-fact and agents, each of whom may act without joinder of the other, and each with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all post-effective amendments and supplements to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (“SEC”), and to appear before the SEC in connection with any matter relating to the registration statement, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Patrick D. Quarles	President (Principal Executive Officer)	September 16, 2016
Patrick D. Quarles

/s/ Jamie A. Beggs	Vice President and Treasurer (Principal Financial and Accounting Officer)	September 16, 2016
Jamie A. Beggs

/s/ Christopher W. Jensen	Director	September 16, 2016
Christopher W. Jensen

EXHIBIT INDEX

Exhibit Number	Description

1.1*	Form of Underwriting Agreement.

3.1	Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Annual Report on Form 10-K filed with the SEC on February 11, 2011).

3.1(a)
Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed with the SEC on April 22, 2016).

3.2	Fourth Amended and Restated By-laws (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed with the SEC on February 9, 2016).

4.1	Form of certificate of Series A common stock (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1 (File No. 333-120187) filed with the SEC on January 13, 2005).

4.2*	Form of certificate of offered preferred stock.

4.3*	Form of certificate of designations for offered preferred stock.

4.4
Indenture, dated as of May 6, 2011, among Celanese US Holdings LLC, Celanese Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed with the SEC on May 6, 2011).

4.5
Fourth Supplemental Indenture, dated December 1, 2014, among Celanese US Holdings LLC, Celanese U.S. Sales LLC and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.6 to the Annual Report on Form 10-K filed with the SEC on February 6, 2015).

4.6
Fifth Supplemental Indenture, dated July 8, 2015, among Celanese US Holdings LLC, Celanese Sales U.S. Ltd. and Wells Fargo Bank National Association, as trustee (incorporated by reference to Exhibit 4.7 to the Annual Report on Form 10-K filed with the SEC on February 5, 2016).

4.7
Form of Subordinated Debt Securities Indenture (incorporated by reference to Exhibit 4.7 to the Registration Statement on Form S-3 (Registration No. 333-193834) filed with the SEC on February 7, 2014).

4.8*	Forms of Debt Securities.

5.1	Opinion of Gibson, Dunn & Crutcher LLP as to the securities covered by the Registration Statement on Form S-3 (Registration No. 333-193834) filed with the SEC on February 7, 2014.

5.2‡
Opinion of Gibson, Dunn & Crutcher LLP as to the guarantees covered by this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-193834) filed with the SEC on February 7, 2014.

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to the Annual Report on Form 10-K filed with the SEC on February 5, 2016).

23.1‡	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.2).

23.2‡	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Celanese Corporation.

24.1
Power of Attorney with respect to Celanese Corporation (incorporated by reference to Exhibit 24.1 to the Registration Statement on Form S-3 (Registration No. 333-193834) filed with the SEC on February 7, 2014).

24.2
Powers of Attorney with respect to Celanese US Holdings LLC and the co-registrants (incorporated by reference to the signature pages of the Registration Statement on Form S-3 (Registration No. 333-193834) filed with the SEC on February 7, 2014).

24.3‡	Power of Attorney with respect to Celanese Sales U.S. Ltd.

25.1
Statement of Eligibility of Trustee on Form T-1 for Senior Debt Securities (incorporated by reference to Exhibit 25.1 to the Registration Statement on Form S-3 (Registration No. 333-193834) filed with the SEC on February 7, 2014).

25.2
Statement of Eligibility of Trustee on Form T-1 for Subordinated Debt Securities(incorporated by reference to Exhibit 25.2 to the Registration Statement on Form S-3 (Registration No. 333-193834) filed with the SEC on February 7, 2014).

______________________________
‡ Filed herewith.
* To be filed by an amendment hereto or as an exhibit to a report filed under the Exchange Act and incorporated herein by reference.